SUPPLEMENT DATED OCTOBER 1, 2021
To the
PROSPECTUS DATED MAY 1, 2004-WRL FREEDOM ELITE ADVISORSM
PROSPECTUS DATED MAY 1, 1994-WRL FREEDOM SP PLUS ®
PROSPECTUS DATED MAY 1, 1989- THE EQUITY PROTECTOR®

Issued by
Transamerica Life Insurance Company
WRL Series Life Account

Effective on or about November 1, 2021, based on change to the underlying portfolio, the following name and subadvisor change will occur:

Current Portfolio Name	New Portfolio Name	Current Subadvisor	New Subadvisor
Transamerica International Growth VP	Transamerica International Focus VP	TDAM USA Inc.	Epoch Investment Partners, Inc.

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’).  Except as indicated in this Supplement, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectuses.

* * *

This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.